Exhibit 21
 THERMO FISHER SCIENFITIC INC.

Subsidiary List

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Fisher Scientific Operating Company LLC	Delaware	100
Thermo Fisher Scientific Senior Financing LLC	Delaware	100
Thermo Fisher Scientific (DE) Holding S.a.r.l.	Luxembourg	100
Laboratory Management Systems, Inc.	Delaware	100
Thermo Fisher Scientific Peru S.A. [1% by Fisher Clinical Services (Peru) LLC]	Peru	99
Thermo Fisher Scientific Malaysia Sdn. Bhd.	Malaysia	100
Thermo Fisher Scientific (Barbados) Holdings Ltd.	Barbados	100
Fisher Clinical Logistics LLC	Delaware	100
Fisher Clinical Services (Suzhou) Co., Ltd.	China	100
Fisher Clinical Services Limited Liability Company [1% by Thermo Fisher Scientific Inc.]	Russia	99
Fisher Clinical Services Japan K.K.	Japan	100
Fisher Clinical Services (Korea) Co., Ltd	Korea	100
Thermo Fisher Scientific Mexico City, S. de R.L. de C.V. [1% by Thermo Fisher Scientific (Mexico City) LLC]	Mexico	99
TFLP LLC	Delaware	100
Cohesive Technologies Inc.	Delaware	100
Cohesive Technologies (UK) Limited	England	100
Thermo Hypersil-Keystone LLC	Delaware	100
Fisher Worldwide Distribution SPV	Cayman Islands	100
Thermo Electron A/S	Denmark	100
TWX, LLC [22.5% by Thermo Scientific Portable Analytical Instruments Inc.]	Massachusetts	77.5
Thermo Fisher GP LLC	Delaware	100
Thermo Fisher Scientific C.V. [1% by TFLP LLC]	Netherlands	99
Phadia GmbH	Germany	100
Thermo Fisher Scientific (Australia) C.V. [.00009% by Thermo Fisher GP LLC]	Netherlands	99.99991

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Dutch Holdings Limited Partnership [1% by Thermo Finland Holdings LLC]	England	99
Fisher Clinical Services Mexico, S. de R.L. de C.V. [1% by Fisher Clinical Services (Mexico) LLC]	Mexico	99
Fisher Clinical Services (Mexico) LLC	Delaware	100
D-finitive Technologies, Inc.	South Carolina	100
Thermo Fisher Scientific Middle East Holdings Inc.	Delaware	100
Thermo Portable Holdings LLC	Delaware	100
TSP Holdings I LLC	Delaware	100
Thermo Scientific Portable Analytical Instruments Inc.	Delaware	100
Thermo Fisher Germany B.V.	Netherlands	100
NovaWave Technologies, Inc.	California	100
Thermo Fisher Re Ltd. [20% by Thermo Fisher Insurance Holdings Inc.]	Bermuda	80
Thermo Finland Holdings LLC	Delaware	100
Pelican Acquisition Corporation	Delaware	100
Priority Air Holdings Corp	Delaware	100
Priority Air Express, LLC	Delaware	100
Priority Air Express UK Limited	England	100
Priority Air Express Pte. Ltd.	Singapore	100
PAX - DSI Acquisition LLC	Delaware	100
Distribution Solutions International, Inc.	Michigan	100
Thermo EGS Gauging LLC	Delaware	100
EGS Gauging Technical Services Company	Delaware	100
EGS Gauging Ltd.	England	100
EGS Gauging Pty Ltd	Australia	100
Thermo Asset Management Services Inc.	Delaware	100
Ionalytics Corporation	Canada	100
Thermo CRS Holdings Ltd.	Canada	100
Thermo CRS Ltd. [Series 1 Preferred Shares held by Oxoid Company, Diagnostix Ltd. and Thermo Fisher Scientific (Mississauga) Inc.]	Canada	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Robocon Labor- und Industrieroboter Gesellschaft m.b.H	Austria	100
Thermo Fisher Scientific West Palm Holdings LLC	Delaware	100
Thermo Electron North America LLC	Delaware	100
picoSpin, LLC	Colorado	100
Loftus Furnace Company	Pennsylvania	100
NAPCO, Inc.	Connecticut	100
Fisher Clinical Services (Colombia) LLC	Delaware	100
Fisher Clinical Services Colombia S.A.S.	Colombia	100
Fisher Clinical Services (Peru) LLC	Delaware	100
Fisher Clinical Services Peru S.R.L [1% by Thermo Fisher Scientific Inc.]	Peru	99
Fisher Servicios Clinicos (Chile) LLC	Delaware	100
Fisher Servicios Clinicos Chile Ltda [1% by Thermo Fisher Scientific Inc.]	Chile	99
Staten Island Cogeneration Corporation	New York	100
Doe & Ingalls Investors, Inc.	Delaware	100
Doe & Ingalls Management, LLC [47% by Thermo Fisher Scientific Inc.]	Delaware	53
Doe & Ingalls of California Operating LLC	North Carolina	100
Doe & Ingalls of Florida Operating LLC	Florida	100
Doe & Ingalls of Maryland Operating LLC	North Carolina	100
Doe & Ingalls of Massachusetts Operating LLC	North Carolina	100
Doe & Ingalls of North Carolina Operating LLC	North Carolina	100
Doe & Ingalls Properties II, LLC	North Carolina	100
Doe & Ingalls Properties, LLC	North Carolina	100
Thermo Electron Export Inc.	Barbados	100
Thermo Fisher Scientific (Mexico City) LLC	Delaware	100
Odyssey Luxembourg Holdings S.à r.l.	Luxembourg	100
Fisher Worldwide Gene Distribution SPV	Cayman Islands	100
Thermo Fisher Scientific Odyssey Financing (Barbados) SRL	Barbados	100
Thermo Fisher Scientific Odyssey Holdings Limited	England	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Odyssey Venture Corporation	Delaware	100
Thermo Fisher Scientific Luxembourg Venture Holdings I S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific Luxembourg Venture Holdings II S.a.r.l.	Luxembourg	100
Odyssey Holdings Corporation	Delaware	100
One Lambda, Inc	California	100
Odyssey Luxembourg IP Holdings 1 S.à r.l.	Luxembourg	100
Odyssey Luxembourg IP Holdings 2 S.à r.l.	Luxembourg	100
Thermo Foundation, Inc.	Massachusetts	100
Thermo Fisher Financial Services Inc.	Delaware	100
Thermo Fisher Scientific Chemicals Inc.	Delaware	100
Russell pH Limited	Scotland	100
Thermo Keytek LLC	Delaware	100
Thermo Finland Holdings MT2 B.V. [10% by Thermo Finland Holdings LLC]	Netherlands	90
Thermo Cayman Holdings Ltd. [33.33% by Thermo Cambridge Limited]	Cayman Islands	66.67
European Laboratory Holdings Limited	Ireland	100
Thermo Fisher Investments (Cayman) Ltd.	Cayman Islands	100
Thermo Suomi Holding B.V. [33.33% by Life Sciences International Holdings BV]	Netherlands	66.67
Thermo Fisher (Finland Holdings 2) LLC	Delaware	100
Thermo Fisher (Finland Holdings) Limited Partnership [.5% by Thermo Fisher (Finland Holdings 2) LLC]	England	99.5
Thermo Finland Holdings MT1 B.V. [.5% by Thermo Fisher (Finland Holdings 2) LLC]	Netherlands	99.5
Thermo Fisher Scientific Oy	Finland	100
Thermo Fisher India Holding B.V. [6.13% by Thermo Fisher Scientific Inc., .68% by Thermo Gamma-Metrics LLC and 30.74% by Thermo Fisher Scientific (Asheville) LLC]	Netherlands	62.45
Thermo Fisher Scientific India Pvt Ltd [.00161 % by Thermo Fisher Scientific Inc., .00320% by Thermo Electron LED GmbH, 2.66891% by Phadia Holding AB, .00001% by Phadia AB, and 22.23825% by Dionex Corporation]	India	75.08802
Thermo Shandon Limited	England	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Raymond A Lamb Limited	England	100
Thermo Electron Manufacturing Limited	England	100
Thermo Nicolet Limited	England	100
Thermo Elemental Limited	England	100
Thermo Finnigan Limited	England	100
Thermo Hypersil Ltd	England	100
G V Instruments Limited	England	100
GV Instruments Inc	Delaware	100
GV Instruments Canada Ltd.	Canada	100
JSC “Thermo Fisher Scientific”	Russia	100
Thermedics Detection de Argentina S.A. [10% by Thermo Ramsey LLC]	Argentina	90
Fisher Clinical Services Latin America S.R.L. [10% by Thermo Ramsey LLC]	Argentina	90
Thermo Detection de Mexico S. de R.L. de C.V. [1% by Thermo Environmental Instruments LLC]	Mexico	99
Thermo Fisher Scientific eCommerce Solutions, LLC	Delaware	100
Goring Kerr Detection Limited	England	100
Thermo Sentron Canada Inc. [10% by Thermo Fisher Scientific Inc.]	Canada	90
Thermo Ramsey S.A.	Spain	100
Thermo Ramsey LLC	Massachusetts	100
Thermo Fisher Project Cyprus LLC	Delaware	100
Thermo Fisher Scientific Brasil Instrumentos de Processo Ltda. [.01% by Thermo Ramsey LLC]	Brazil	99.99
Thermo Re, Ltd.	Bermuda	100
Thermo Electron (Proprietary) Limited	South Africa	100
Princeton Gamma-Tech Instruments LLC	Delaware	100
TPI Real Estate Holdings LLC	Delaware	100
Comtest Limited	England	100
Thermo Electron Metallurgical Services, Inc.	Texas	100
ONIX Systems Inc.	Delaware	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Process Instruments GP, LLC	Delaware	100
Thermo Process Instruments, L.P. [0.10% by Thermo Process Instruments GP, LLC]	Texas	99.90
Thermo Measuretech Canada Inc.	Canada	100
Onix Holdings Limited	England	100
CAC Limited	England	100
Thermo Measurement Ltd	England	100
Thermo Onix Limited	England	100
Thermo Electron Scientific Instruments LLC	Delaware	100
Thermo Fisher Scientific Japan Holdings I B.V.	Netherlands	100
Fuji Partnership [17.8184% by Thermo Fisher Scientific Japan Holdings II B.V. and 10.1634% by Thermo Fisher Scientific Japan Holdings III B.V.]	Japan	72.0182
TK Partnership (aka Silent Partnership) [44.66% by Thermo Fisher Scientific K.K.]	Japan	55.34
Thermo Fisher Scientific (NK) LLC	Delaware	100
Thermo Fisher Eurobonds Ltd.	Cayman Islands	100
Thermo Fisher Scientific LSI Financing (Barbados) SRL	Barbados	100
Thermo Fisher Scientific (Mississauga) Inc. [Thermo Finnigan LLC owns 100 Series A Preferred shares]	Canada	100
Life Sciences International Limited	England	100
Hybaid Limited	England	100
Equibio Limited	England	100
Thermo Optek Limited	England	100
Thermo Cambridge Limited	England	100
VG Systems Limited	England	100
Thermo Radiometrie Limited	England	100
Thermo Electron Limited	England	100
Thermo Electron Weighing & Inspection Limited	England	100
Thermo Sentron Limited	England	100
Thermo Allen Coding Limited	England	100
Thermo Electron (Management Services) Limited	England	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Life Sciences International Holdings BV	Netherlands	100
Bioanalysis Labsystems, S.A. [10% by Thermo Fisher Scientific B.V.]	Spain	90
Life Sciences International (Poland) SP z O.O	Poland	100
Thermo Ramsey Italia S.r.l.	Italy	100
Helmet Securities Limited	England	100
Life Sciences International LLC	Delaware	100
Thermo Fisher Scientific (Asheville) LLC	Delaware	100
Thermo Neslab LLC	New Hampshire	100
Thermo Fisher Scientific Japan Holdings II B.V.	Netherlands	100
Lab-Line Instruments, Inc.	Delaware	100
Thermo Scientific Services, Inc.	California	100
Thermo Fisher Scientific (Fuji) LLC	Delaware	100
Jouan LLC	Delaware	100
Kendro Laboratory Products Pty., Ltd.	Australia	100
Thermo Kevex X-Ray LLC	Delaware	100
Thermo Gamma-Metrics LLC	Delaware	100
ThermoSpectra Limited	England	100
Laser Analytical Systems, Inc.	California	100
Thermo Finnigan LLC	Delaware	100
TMOI Inc.	Delaware	100
Thermo Fisher Scientific (China) Holding Limited	England	100
Thermo Fisher Scientific NHK Limited	Hong Kong	100
Thermo Fisher Scientific TR Limited	Hong Kong	100
Thermo Fisher Scientific Baltics UAB [18.24% by Thermo Fisher Scientific (IVGN) Limited and 18.82% by Oxoid Investments GmbH]	Lithuania	62.94
Fermentas China Co., Ltd	China	100
Thermo Fisher Scientific BHK (I) Limited	Hong Kong	100
Thermo Fisher China Business Trust II [1% by Thermo Fisher Scientific BHK (II) Limited]	China	99
Thermo Fisher Scientific BHK (II) Limited	Hong Kong	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Fisher Scientific (China-HK) Holding Limited	Hong Kong	100
Alfa Aesar (Hong Kong) Limited	Hong Kong	100
Alfa Aesar (China) Chemical Co. Ltd.	China	100
Thermo Fisher Scientific (Shanghai) Instruments Co., Ltd.	China	100
Thermo Fisher Scientific (Suzhou) Instruments Co., Ltd	China	100
Thermo Fisher Scientific (China) Co., Ltd.	China	100
Thermo Fisher Scientific (Shanghai) Management Co., Ltd.	China	100
Thermo Fisher Scientific (Hong Kong) Limited	Hong Kong	100
Thermo Life Science International Trading (Tianjin) Co., Ltd.	China	100
Thermo Fisher Scientific SL	Spain	100
Thermo Fisher (Cayman) Holdings I Ltd.	Cayman Islands	100
Thermo Fisher (Gibraltar) Limited [50% by Thermo Fisher (Cayman) Holdings II Ltd.]	Gibraltar	50
Thermo Fisher (Gibraltar) II Limited	Gibraltar	100
Navaho Acquisition Corp.	Delaware	100
NanoDrop Technologies LLC	Delaware	100
Thermo Fisher (Cayman) Holdings II Ltd.	Cayman Islands	100
Thermo BioAnalysis LLC [5.1% by Life Sciences International Limited and 9.4% by Life Sciences International LLC]	Delaware	85.5
Thermo Fisher Scientific Senior Holdings Australia LLC	Delaware	100
Thermo LabSystems S.A.	Spain	100
Thermo Fisher German Holdings LLC	Delaware	100
Thermo Holding European Operations LLC	Delaware	100
Thermo DMA Inc.	Texas	100
Thermo Shandon Inc.	Pennsylvania	100
Thermo BioAnalysis Limited	England	100
Thermo Fast U.K. Limited	England	100
Thermo Projects Limited	England	100
Thermo LabSystems Inc.	Massachusetts	100
InnaPhase Limited	England	100
InnaPhase, Inc.	Canada	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Environmental Instruments LLC	California	100
27 Forge Parkway LLC	Delaware	100
Thermo Electron (Calgary) Limited	Canada	100
Thermo Orion Inc.	Massachusetts	100
Thermo Fisher Scientific Aquasensors LLC	Delaware	100
Thermo Electron Puerto Rico, Inc.	Puerto Rico	100
Thermo CIDTEC Inc.	New York	100
Thermo Power Corporation	Massachusetts	100
ACI Holdings Inc.	New York	100
Thermo Securities Corporation	Delaware	100
Thermo Eberline Holdings I LLC [49% by Thermo Fisher Scientific Inc.]	Delaware	51
Thermo Eberline Holdings II LLC	Delaware	100
Thermo Eberline LLC	Delaware	100
Thermo Instrument Controls de Mexico, S.A. de C.V. [2% by Thermo Fisher Scientific Inc.]	Mexico	98
ThermoLase LLC	Delaware	100
Trex Medical Corporation	Delaware	100
Fermentas Inc.	Maryland	100
TFS LLC	Massachusetts	100
Thermo Corporation	Delaware	100
Fisher Scientific GmbH	Germany	100
Fisher Scientific (Polska) Sp. z o.o.	Poland	100
Fisher Scientific Germany Beteiligungs GmbH	Germany	100
Fisher Scientific, spol. S.r.o [33% held privately]	Czech Republic	67
Fisher Scientific (Austria) GmbH	Austria	100
Thermo Fisher Scientific Germany BV & Co. KG [Thermo Fisher Germany B.V., general partner with 0% ownership]	Germany	100
Thermo Fisher Scientific (Finance III) S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific (Finance II) S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific (Finance I) S.a.r.l.	Luxembourg	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Fisher Scientific Falcon Senior Holdings Inc.	Delaware	100
Thermo Fisher Scientific FLC B.V.	Netherlands	100
Thermo Fisher Scientific FLC Finance C.V. [1% by Thermo Fisher Scientific FLC LLC]	Netherlands	99
Thermo Fisher Scientific FLC LLC	Delaware	100
FEI Company	Oregon	100
ASPEX Corporation	Pennsylvania	100
FEI Technologies, Inc.	Oregon	100
FEI Korea Ltd.	Korea	100
FEI Houston, Inc.	Delaware	100
FEI Melbourne Pty Ltd.	Australia	100
FEI EFA, Inc.	Delaware	100
DCG Systems GmbH	Germany	100
DCG Systems LLC	Delaware	100
DCG Systems C.V. [.01% by DCG Systems, LLC]	Netherlands	99.99
DCG Systems B.V.	Netherlands	100
FEI EFA International Pte. Ltd.	Singapore	100
DCG Systems G.K.	Japan	100
DCG Systems Korea Ltd.	Korea	100
FEI Global Holdings C.V. [1% by FEI Technologies, Inc.]	Netherlands	99
FEI Electron Optics International B.V.	Netherlands	100
FEI Deutschland GmbH	Germany	100
KonTEM GmbH	Germany	100
FEI Munich GmbH	Germany	100
FEI Microscopy Solutions Ltd	Israel	100
FEI CPD B.V.	Netherlands	100
FEI Company of USA (S.E.A.) Pte Ltd.	Singapore	100
FEI Europe B.V.	Netherlands	100
FEI Electron Optics B.V.	Netherlands	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
FEI Hong Kong Company Limited	Hong Kong	100
FEI Trading (Shanghai) Co., Ltd.	China	100
FEI Czech Republic s.r.o.	Czech Republic	100
FEI Asia Pacific Co., Ltd.	China	100
FEI Technology de Mexico S.A. de C.V. [2% by FEI Company]	Mexico	98
FEI Technology de Nanotechnologia Ltda [1% by FEI Europe B.V.]	Brazil	99
FEI UK Ltd.	England	100
FEI France SAS	France	100
FEI Italia Srl	Italy	100
FEI SAS	France	100
FEI Company Japan Ltd.	Japan	100
FEI Norway Holding AS	Norway	100
FEI Australia Pty Ltd	Australia	100
FEI Trondheim AS	Norway	100
Microgenics Corporation	Delaware	100
Consolidated Technologies, Inc.	Wisconsin	100
Microgenics Diagnostics Pty Limited	Australia	100
Remel Inc.	Wisconsin	100
Trek Diagnostic Systems LLC	Delaware	100
Trek Holding Company Ltd.	England	100
Trek Holding Company II Ltd.	England	100
Trek Diagnostic Systems Ltd.	England	100
Thermo Luxembourg Holding S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific Biosciences Corp.	Canada	100
Oxoid Investments GmbH	Germany	100
B.R.A.H.M.S. GmbH [5.025% by Thermo Fisher Scientific Beteiligungsverwaltungs GmbH]	Germany	94.975
B.R.A.H.M.S. Biotech GmbH [6% held privately]	Germany	94

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
B.R.A.H.M.S. Austria GmbH	Austria	100
Cezanne S.A.S.	France	100
HENO GmbH i.L.	Germany	100
B.R.A.H.M.S. UK Ltd	England	100
Thermo Fisher Scientific Vermogensverwaltungs GmbH	Germany	100
Fermentas Sweden AB	Sweden	100
Fermentas UK Limited	England	100
Thermo Fisher Scientific Luxembourg German Holdings S.a.r.l.	Luxembourg	100
Dionex (UK) Limited [0.10% by Dionex Corporation]	England	99.90
Thermo Fisher Scientific Chromatography Holdings S.à r.l. [4% by Oxoid Investments GmbH and 1.28% by Thermo Fisher Scientific B.V.]	Luxembourg	94.719
Thermo Fisher Scientific Chromatography Holdings Aps	Denmark	100
Dionex Corporation	Delaware	100
Thermo Fisher Scientific Pte. Ltd.	Singapore	100
Dionex Sweden AB	Sweden	100
Dionex Brasil Instrumentos Cientificos Ltda [.01% by Thermo Fisher Scientific Brasil Instrumentos de Processo Ltda.]	Brazil	99.99
Dionex I, LLC	Delaware	100
Dionex (Switzerland) AG	Switzerland	100
Dionex Canada Ltd.	Canada	100
Dionex Austria GmbH	Austria	100
Dionex Benelux B.V.	Netherlands	100
Dionex Holding GmbH	Germany	100
Dionex Softron GmbH	Germany	100
Dionex Singapore Pte Ltd.	Singapore	100
Thermo Fisher Scientific Korea Ltd.	Korea	100
Phadia Korea Co., Ltd	Korea	100
Dionex S.A.	France	100
Thermo Fisher Diagnostics (Ireland) Limited	Ireland	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Dionex S.p.A. [0.08% held privately]	Italy	99.92
Dionex Pty Ltd.	Australia	100
Dionex China Limited	Hong Kong	100
Dionex (China) Analytical Ltd	China	100
Thermo Fisher Scientific Taiwan Co., Ltd.	Taiwan	100
Dionex Denmark A/S	Denmark	100
Thermo TLH (UK) Limited	England	100
Thermo Fisher Scientific (Breda) Holding BV	Netherlands	100
Thermo Fisher Scientific B.V.	Netherlands	100
Thermo Optek S.A.	Spain	100
Thermo Fisher Scientific Finance Company BV	Netherlands	100
Thermo Quest S.A.	Spain	100
Thermo Luxembourg S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific IT Services GmbH	Germany	100
Thermo Fisher Scientific GmbH	Germany	100
BmT GmbH Laborprodukte	Germany	100
Thermo Fisher Scientific (Real Estate 1) S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific Messtechnik GmbH [10.04% by Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG]	Germany	89.96
Thermo Electron (Karlsruhe) GmbH [10% by Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG]	Germany	90
Thermo Electron Pension Trust GmbH	Germany	100
Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG [0% by Fisher Scientific Germany Beteiligungs GmbH as the General Partner]	Germany	100
Thermo Fisher Scientific (Bremen) GmbH [10% by Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG]	Germany	90
La-Pha-Pack GmbH	Germany	100
Thermo Electron LED GmbH [10% by Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG]	Germany	90
Thermo Electron LED GmbH	Austria	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo TLH L.P. [0.01% by Thermo TLH (U.K.) Limited]	Delaware	99.99
Gerhard Menzel B.V. & Co. KG [.01% by Thermo Fisher Germany B.V.]	Germany	99.99
Microm International GmbH	Germany	100
Oxoid Deutschland GmbH	Germany	100
Microgenics GmbH	Germany	100
ILS Laboratories Scandinavia, AB	Sweden	100
Advanced Scientifics International, Inc.	Pennsylvania	100
Advanced Scientifics, Inc.	Pennsylvania	100
Avances Cientificos de Mexico, S. de R.L. de C.V. [1.005% by Advanced Scientifics International, Inc.]	Mexico	98.995
Barnstead Thermolyne LLC	Delaware	100
Thermo Fisher Scientific China Holdings I B.V.	Netherlands	100
Thermo Fisher Scientific China Holdings II B.V.	Netherlands	100
Thermo Fisher Scientific China Holdings III B.V.	Netherlands	100
Thermo Fisher China Business Trust [1% by Thermo Fisher Scientific China Holdings IV B.V.]	China	99
Thermo Fisher Scientific China Holdings IV B.V.	Netherlands	100
Fisher Scientific International LLC	Delaware	100
NERL Diagnostics LLC	Wisconsin	100
FHP LLC	Delaware	100
Alchematrix, Inc.	Delaware	100
Fisher Internet Minority Holdings L.L.C.	Delaware	100
Alchematrix LLC	Delaware	100
Apogent Technologies Inc.	Wisconsin	100
Apogent Holding Company	Delaware	100
Niton Asia Limited	Hong Kong	100
Matrix Technologies LLC	Delaware	100
Molecular BioProducts, Inc.	California	100
Intrinsic BioProbes, Inc.	Arizona	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Labomex MBP, S. de R. L. De C.V. [.04% by Apogent Technologies Inc.]	Mexico	99.96
National Scientific Company	Wisconsin	100
Lab-Chrom-Pack LLC	New York	100
Robbins Scientific LLC	California	100
Apogent Transition Corp.	Delaware	100
Erie Scientific LLC	Delaware	100
Thermo Fisher Scientific Life Holdings II C.V. [10.000012% by Fisher WWD Holding L.L.C., .000060% by Fisher Scientific Worldwide Inc., and .000001% by Apogent Technologies Inc.]	Netherlands	89.999927
Thermo Fisher Scientific AL-1 LLC	Delaware	100
Thermo Fisher Scientific Life Holdings III C.V. [33.19378799% by Erie Scientific LLC, 20.30539491% by Thermo Fisher Scientific Inc., 2.01316373 by Thermo BioAnalysis LLC, and .00000002% by Thermo Fisher Scientific AL-1 LLC]	Netherlands	44.48765335
Thermo Fisher Scientific Life Investments GP LLC	Delaware	100
Thermo Fisher Scientific Life Investments C.V. [.00000002% by Thermo Fisher Scientific Life Investments GP LLC]	Netherlands	99.99999998
Thermo Fisher Scientific Life Senior Holdings, Inc. [27.96% by Thermo Fisher Scientific Life Investments US Financing I LLC, 6.18% by Thermo Fisher Scientific Inc., 9.09% by Thermo Fisher Scientific Life Investments US Financing II LLC, 9.23% by Thermo Fisher Scientific Norway Holdings AS, and 13.98% by Thermo Fisher Scientific Life Technologies Investment UK I Limited]	Delaware	33.57
Thermo Fisher Scientific Invitrogen Financing (Barbados) SRL	Barbados	100
Invitrogen Holdings Ltd.	Scotland	100
Invitrogen Europe Limited	Scotland	100
Affymetrix, Inc	Delaware	100
Affymetrix Biotech Ltda. [1% by Affymetrix Pte Ltd]	Brazil	99
Affymetrix Japan K.K.	Japan	100
Affymetrix Pte Ltd	Singapore	100
Affymetrix Biotech Shanghai Ltd	China	100
Affymetrix, UK Ltd	England	100
Bender MedSystems GmbH	Austria	100
eBioscience, Ltd	England	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
eBioscience GmbH	Germany	100
eBioscience SAS	France	100
Panomics, L.L.C.	California	100
Panomics S.R.L.	Italy	100
USB Corporation	Ohio	100
Life Technologies Corporation	Delaware	100
Thermo Fisher Scientific Life Technologies Israel Investment I Limited	England	100
Thermo Fisher Scientific Life Technologies Israel Investment II Limited	England	100
STC Bio Manufacturing, Inc.	Illinois	100
HyClone International Trade (Tianjin) Co., Ltd	China	100
Invitrogen Argentina SA	Argentina	100
Invitrogen BioServices India Private Limited [1% by Invitrogen Holdings LLC]	India	99
Invitrogen IP Holdings, Inc.	Delaware	100
Ion Torrent Systems, Inc.	Delaware	100
Molecular Probes, Inc.	Oregon	100
Acoustic Cytometry Systems, Inc.	Delaware	100
Matrix MicroScience Inc.	Colorado	100
Gold Cattle Standard Testing Labs, Inc.	Texas	100
Westover Scientific, Inc.	Washington	100
Kettlebrook Insurance Co. ltd. [32.5% owned by Invitrogen Europe Limited]	Hawaii	67.5
Thermo Fisher Israel Ltd.	Israel	100
Invitrogen Finance Corp.	Delaware	100
CellzDirect, Inc.	Delaware	100
Applied Biosystems, LLC	Delaware	100
NewcoGen PE, LLC	Delaware	100
Applied Biosystems International Inc.	Delaware	100
BioTrove Corporation	Delaware	100
BioTrove International, Inc.	Delaware	100
Life Technologies Clinical Services Lab, Inc.	Delaware	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Compendia Bioscience, Inc.	Michigan	100
AcroMetrix LLC	California	100
Ambion, Inc.	Delaware	100
CHK Holdings Inc.	Delaware	100
Applied Biosystems de Mexico S. de R.L. de C.V. [.002% by Applied Biosystems, LLC]	Mexico	99.998
Thermo Fisher Scientific (IVGN) Limited [.83% by Ambion, Inc.]	Hong Kong	99.16
Thermo Fisher Scientific (IVGN) B.V.	Netherlands	100
Thermo Fisher Scientific Life Tech Korea Holdings LLC	Delaware	100
Life Technologies Brasil Comercio e Industria de Produtos para Biotecnologia Ltda [3.45% by Thermo Fisher CHK Holding LLC]	Brazil	96.55
Thermo Fisher CHK Holding LLC	Delaware	100
Invitrogen Holdings LLC	Delaware	100
Thermo Fisher Scientific Life Technologies Luxembourg Holding LLC	Delaware	100
Thermo Fisher Scientific Luxembourg Life Technologies UK Holding S.à r.l	Luxembourg	100
Thermo Fisher Scientific Life Technologies Enterprise Holding Limited	England	100
Thermo Fisher Scientific Luxembourg Enterprise Holdings S.à r.l.	Luxembourg	100
Thermo Fisher Scientific Life Enterprises GP LLC	Delaware	100
Thermo Fisher Scientific Life Enterprises C.V. [.10% by Thermo Fisher Scientific Life Enterprises GP LLC]	Netherlands	99.90
Thermo Fisher Scientific Life International GP Holdings LLC	Delaware	100
Thermo Fisher Scientific Life International Holdings I C.V. [.10% by Thermo Fisher Scientific Life International GP Holdings LLC]	Netherlands	99.90
Thermo Fisher Scientific Life CV GP Holdings II LLC	Delaware	100
Thermo Fisher Scientific Life International Holdings II C.V. [.55383943% by Thermo Fisher Scientific Life Investments IV S.a.r.l. and .000000004% by Thermo Fisher Scientific Life CV GP Holding II LLC ]	Netherlands	99.44616054
Thermo Fisher Scientific Life NL Holdings GP LLC	Delaware	100
Thermo Fisher Scientific Life Netherlands Holding C.V. [10% by Thermo Fisher Scientific Life NL Holdings GP LLC]	Netherlands	90
Thermo Fisher Scientific Life Technologies Investment UK I Limited	England	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Fisher Scientific Holdings (Cayman) I [49.47% by Thermo Fisher Scientific Life Technologies Investment I LLC]	Cayman Islands	50.53
Thermo Fisher Scientific Holdings (Cayman) II	Cayman Islands	100
Thermo Fisher Scientific Cayman Investments LLC	Delaware	100
Applied Biosystems B.V.	Netherlands	100
Life Technologies Australia PTY Ltd.	Australia	100
Life Technologies New Zealand Ltd.	New Zealand	100
Invitrogen Hong Kong Limited	Hong Kong	100
Life Technologies Limited [23.5% by Applied Biosystems BV]	Hong Kong	76.5
Life Technologies Holdings PTE Ltd.	Singapore	100
Life Technologies Magyarorszag Kft	Hungary	100
Life Technologies Czech Republic s.r.o.	Czech Republic	100
Life Technologies Polska Sp z.o.o. [.08% by Invitrogen Holdings LLC]	Poland	99.92
Life Technologies International B.V.	Netherlands	100
Life Technologies Europe B.V.	Netherlands	100
Prionics AG	Switzerland	100
Prionics Italia S.r.l.	Italy	100
Prionics Deutschland GmbH	Germany	100
Prionics USA Inc.	Delaware	100
Prionics Lelystad B.V.	Netherlands	100
Prionics France SAS	France	100
Prionics Asia Ltd.	Hong Kong	100
IDnostics AG [49% held privately]	Switzerland	51
Applied Biosystems Finance B.V.	Netherlands	100
Life Technologies SA	Spain	100
Stokes Bio Ltd.	Ireland	100
Life Technologies s.r.o [2.1% by Applied Biosystems BV]	Slovakia	97.9
Life Technologies AS	Norway	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Life Technologies Norway Investments US LLC	Delaware	100
Nihon Dynal K.K. [40% by Veritas Corp. a Joint Venture]	Japan	60
Dynal Biotech Beijing Limited	China	100
Life Technologies SAS	France	100
Laboratoire Services International (LSI) SAS	France	100
BAC BV	Netherlands	100
BAC IP BV	Netherlands	100
Invitrogen Trading (Shanghai) Co., Ltd.	China	100
Life Technologies DaAn Diagnostic (Guangzhou) Co., Ltd. [42.5% held privately]	China	57.5
Life Technologies Finance Ltd.	Scotland	100
Thermo Fisher Scientific (Thailand) Co., Ltd.	Thailand	100
Life Technologies Korea LLC [20% by Thermo Fisher Scientific Life Tech Korea Holdings LLC]	South Korea	80
KDR Biotech Ltd.	South Korea	100
Applied Biosystems Trading (Shanghai) Company Ltd.	China	100
Shanghai Life Technologies Biotechnology Co. Limited	China	100
Applied Biosystems Taiwan LLC	Delaware	100
Life Technologies Co., Ltd. [42.6% by Applied Biosystems BV]	Taiwan	57.4
Life Technologies Chile SpA	Chile	100
PE AG	Switzerland	100
ZAO PE Biosystems	Russia	100
Thermo Fisher Scientific Life Senior GP Holdings II LLC	Delaware	100
Thermo Fisher Scientific Life Senior GP Holdings LLC	Delaware	100
Thermo Fisher Scientific Life Senior Holdings II C.V. [.01% by Thermo Fisher Scientific Life Senior GP Holdings II LLC]	Netherlands	99.99
TFSL Senior GP Holdings 2 LLC	Delaware	100
Thermo Fisher Scientific Life Senior Holdings C.V. [.01% by TFSL Senior GP Holdings 2 LLC]	Netherlands	99.99
TFSL Financing GP LLC	Delaware	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Fisher Scientific Life CV GP Holdings LLC	Delaware	100
Thermo Fisher Scientific Life Holdings I C.V. [.01% by Thermo Fisher Scientific Life CV GP Holdings LLC]	Netherlands	99.99
Thermo Fisher Scientific Life Switzerland Holdings GP LLC	Delaware	100
Thermo Fisher Scientific Switzerland Holdings C.V. [.01% by Thermo Fisher Scientific Life Switzerland Holdings GP LLC]	Netherlands	99.99
Thermo Fisher Scientific Luxembourg Sweden Holdings II S.à r.l.	Luxembourg	100
SwissAnalytic Group GmbH	Switzerland	100
Thermo Fisher Scientific (Ecublens) SARL	Switzerland	100
Fisher Luxembourg Danish Holdings SARL	Luxembourg	100
Fisher Holdings ApS	Denmark	100
Apogent Denmark ApS	Denmark	100
Fisher BioImage ApS	Denmark	100
Nunc A/S	Denmark	100
Proxeon Biosystems ApS	Denmark	100
Thermo Fisher Scientific Europe GmbH	Switzerland	100
Thermo Fisher Scientific Holdings Europe Limited	England	100
Thermo Fisher Scientific SpA	Italy	100
Erie Electroverre S.A.	Switzerland	100
Kendro Laboratory Products Ltd	England	100
Kendro Containment & Services Limited	England	100
Thermo Fisher Scientific (Johannesburg) (Proprietary) Limited	South Africa	100
Thermo Fisher Scientific (Schweiz) AG	Switzerland	100
Thermo Fisher Scientific Wissenschaftliche Geräte GmbH	Austria	100
Thermo Fisher Scientific (Praha) s.r.o.	Czech Republic	100
Thermo Fisher Scientific Life Technologies Investment I LLC	Delaware	100
Thermo Fisher Scientific Life Technologies Investment II LLC	Delaware	100
Thermo Fisher Scientific Life Technologies Investments Holding LP [.10% by Thermo Fisher Scientific Life Technologies Investment I LLC]	England	99.90
Thermo Fisher Scientific Life Financing (Cayman)	Cayman Islands	100
Thermo Fisher Scientific Life Financing (Barbados) SRL	Barbados	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Fisher Scientific Life Technologies Investment UK II Limited	England	100
Thermo Fisher Scientific Life Holdings Limited	England	100
Thermo Fisher Scientific Life Financing Limited	England	100
Life Technologies Limited	Scotland	100
Matrix MicroScience Ltd.	England	100
Thermo Electron Sweden Forvaltning AB [10.08% by Dionex Corporation]	Sweden	89.92
Spectra-Physics AB	Sweden	100
Spectra-Physics Holdings Limited	England	100
Thermo Fisher Scientific Japan Holdings III B.V.	Netherlands	100
Thermo Fisher Scientific K.K. [0% by TFS Breda B.V. - preferred shares]	Japan	100
Thermo Fisher Scientific Spectra-Physics Holdings Luxembourg II S.à r.l.	Luxembourg	100
Thermo MF Physics LLC	Delaware	100
Thermo Fisher Scientific Spectra-Physics Holdings Luxembourg I S.à r.l.	Luxembourg	100
Spectra-Physics Holdings USA, LLC	Delaware	100
Thermo Fisher Scientific Spectra-Physics Investments Malta Limited [.0000011% by Spectra-Physics Holdings USA, LLC]	Malta	99.9999989
Saroph Sweden AB	Sweden	100
Thermo Electron Sweden AB	Sweden	100
Thermo Life Sciences AB	Sweden	100
Thermo Electron Australia Pty Limited	Australia	100
Thermo Fisher Scientific Australia Senior Holdings Pty Limited [.5% by Thermo Fisher Scientific Senior Holdings Australia LLC]	Australia	99.5
Thermo Informatics Asia Pacific Pty Ltd.	Australia	100
Thermo Trace Pty Ltd.	Australia	100
Thermo Optek (Australia) Pty Ltd.	Australia	100
Thermo Fisher Scientific Australia Pty Ltd	Australia	100
Lomb Scientific (Aust) Pty Limited	Australia	100
Ajax Finechem Pty Limited	Australia	100
Promedica Pty Limited	Australia	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Technology Design Solutions Pty Ltd	Australia	100
App-Tek International Pty Ltd	Australia	100
EnviroEquip Pty Ltd	Australia	100
Thermo Fisher Scientific New Zealand Holdings	New Zealand	100
Thermo Fisher Scientific New Zealand Limited	New Zealand	100
Thermo Gamma-Metrics Holdings Pty Ltd.	Australia	100
Thermo Gamma-Metrics Pty Ltd	Australia	100
Intalysis Pty Ltd	Australia	100
Thermo Electron (Chile) S.p.A.	Chile	100
TFS Breda B.V. [.25% by Thermo Fisher Scientific C.V.]	Netherlands	99.75
Thermo Fisher Scientific Life Financing C.V. [38.65428508% by Thermo Fisher Scientific Life Holdings I C.V. and 0.00000003% by TFSL Financing GP LLC]	Netherlands	61.34571489
Metavac LLC	Delaware	100
Abgene Inc.	Delaware	100
Apogent Finance Company	Delaware	100
Capitol Vial, Inc.	Alabama	100
Capitol Scientific Products, Inc.	New York	100
Chase Scientific Glass, Inc. [50% by Apogent Holding Company]	Wisconsin	50
EP Scientific Products LLC	Delaware	100
Erie Scientific Company of Puerto Rico	Delaware	100
Erie Scientific Hungary Kft	Hungary	100
Erie UK Holding Company	Delaware	100
Erie LP Holding LLC	Delaware	100
Thermo Fisher Scientific Erie Financing S.a r.l	Luxembourg	100
Thermo Fisher Scientific Erie 1 Financing (Barbados) SRL	Barbados	100
Erie UK 1 Limited	England	100
Erie Finance Limited	England	100
Thermo Fisher Scientific (Finance I) B.V.	Netherlands	100
Life Technologies Finland Oy	Finland	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Remel Europe Limited	England	100
Fisher Scientific Investments (Cayman), Ltd.	Cayman Islands	100
Thermo Fisher Scientific Erie Financing (Barbados) SRL	Barbados	100
Erie U.K. Limited	England	100
Nalge Nunc International Corporation	Delaware	100
Thermo Fisher Scientific (Monterrey), S. De R.L. De C.V. [1% by Nalge Nunc International (Monterrey) LLC]	Mexico	99
236 Perinton Parkway, LLC	New York	100
ARG Services LLC	Delaware	100
Owl Separation Systems LLC	Wisconsin	100
Nalge Nunc International (Monterrey) LLC	Delaware	100
Erie UK Senior Holding Limited [1.01% by Erie LP Holding LLC]	England	98.99
LambTrack Limited	England	100
Erie UK 2 Limited	England	100
Thermo BioSciences Holdings LLC	Delaware	100
Pierce Biotechnology, Inc.	Delaware	100
Perbio Science, Inc.	Delaware	100
Pierce Milwaukee, Inc.	Delaware	100
Pierce Milwaukee Holding Corp.	Delaware	100
Thermo Fisher Scientific (Milwaukee) LLC [1% by Pierce Milwaukee, Inc.]	Delaware	99
Advanced Biotechnologies Limited	England	100
Abgene Limited	England	100
Apogent U.K. Limited	England	100
Matrix Technologies Corporation Limited	England	100
Nalge (Europe) Limited	England	100
Chromacol Limited	England	100
Epsom Glass Industries Limited	England	100
Ever Ready Thermometer Co., Inc.	Wisconsin	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Fisher Asia Manufacturing Ventures Inc. [20% held privately]	British Virgin Islands	80
Fisher Laboratory Products Manufacturing (Shanghai) Co., Ltd	China	100
Richard-Allan Scientific Company	Wisconsin	100
Lab Vision Corporation	California	100
Lab Vision (UK) Limited [0.05% by Erie U.K. Limited]	England	99.95
Neomarkers, Inc.	California	100
Microm Laborgerate S.L.U	Spain	100
Samco Scientific LLC	Delaware	100
Samco Scientific (Monterrey) LLC	Delaware	100
Seradyn Inc.	Delaware	100
Applied Scientific Corporation	California	100
Cellomics, Inc.	Delaware	100
Fisher BioSciences Japan, KK	Japan	100
CTPS LLC	Delaware	100
Clintrak Pharmaceutical Services, LLC	Delaware	100
Fisher Clinical Services (Bristol), LLC	Delaware	100
Clintrak Clinical Labeling Services, LLC	Delaware	100
Fisher Clinical Services GmbH	Germany	100
Cenduit GmbH [50% by Cenduit LLC]	Switzerland	50
Columbia Diagnostics, Inc.	Delaware	100
Drakeside Real Estate Holding Company LLC	Delaware	100
Duke Scientific Corporation	California	100
Fisher Clinical Services Inc.	Pennsylvania	100
Eutech Instruments Pte Ltd.	Singapore	100
Eutech Instruments Europe B.V.	Netherlands	100
Eutech Instruments Sdn Bhd	Malaysia	100
Thermo Fisher Scientific Brasil Serviços de Logística Ltda [.001% by Fisher BioServices Inc.]	Brazil	99.999

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Fisher BioServices Inc.	Virginia	100
Southern Trials (Pty) Ltd.	South Africa	100
Schantz Road LLC	Pennsylvania	100
Specialty (SMI) Inc.	California	100
Fisher Germany Holdings GmbH	Germany	100
Fisher Hamilton China Inc.	Delaware	100
Fisher Manufacturing (Malaysia) Sdn Bhd	Malaysia	100
Fisher Scientific Brazil Inc.	Delaware	100
Systems Manufacturing Corporation	Delaware	100
Fisher Scientific Central America Inc.	Delaware	100
Fisher Scientific Chile Inc.	Delaware	100
Consultores Fisher Scientific Chile Ltd [50% by Fisher Scientific Worldwide Inc.]	Chile	50
Fisher Scientific Colombia Inc.	Delaware	100
Fisher Scientific Company L.L.C.	Delaware	100
Fisher Scientific Costa Rica Sociedad de Responsabilidad Limitada	Costa Rica	100
Thermo Fisher Scientific Brahms LLC	Delaware	100
Biochemical Sciences LLC	Delaware	100
Fisher Scientific de Mexico S.A.	Mexico	100
Medical Analysis Systems, Inc.	Delaware	100
Medical Analysis Systems International, Inc.	California	100
Medical Diagnostics Systems, Inc.	California	100
United Diagnostics, Inc.	Delaware	100
Fisher Scientific Latin America Inc.	Delaware	100
Fisher Scientific Mexico Inc.	Delaware	100
FS Mexicana Holdings LLC [.01% by Fisher Scientific Mexicana, S. de R.L. de C.V]	Delaware	99.99
Fisher Alder S. de R.L. de C.V. [.0020% by Fisher Scientific International LLC]	Mexico	99.998
Fisher Hamilton Mexico LLC	Delaware	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Fisher Scientific Mexicana, S. de R.L. de C.V. [.01% by Fisher Scientific Worldwide Inc.]	Mexico	99.99
FS Casa Rocas Holdings LLC [1% by Fisher Mexico, S. de R.L. de C.V]	Delaware	99
Fisher Mexico, S. de R.L. de C.V. [.0000269% FS Casa Rocas Holdings LLC]	Mexico	99.9999731
Fisher Scientific Middle East and Africa Inc.	Delaware	100
Fisher Scientific Operating Company	Delaware	100
Fisher Scientific Venezuela Inc.	Delaware	100
Fisher Scientific Worldwide (Shanghai) Co., Ltd.	China	100
FRC Holding Inc., V	Delaware	100
FS (Barbados) Capital Holdings Ltd.	Barbados	100
Golden West Indemnity Company Limited	Bermuda	100
Liberty Lane Real Estate Holding Company LLC	Delaware	100
New FS Holdings Inc.	Delaware	100
Hangar 215, Inc.	Delaware	100
Union Lab Supplies Limited [50% by Fisher Scientific Worldwide Inc.]	Hong Kong	50
Fisher Scientific Worldwide Inc.	Delaware	100
FSIR Holdings (US) Inc. [1.265% by Fisher Clinical Services Inc.]	Delaware	98.735
Liberty Lane Investment LLC	Delaware	100
Fisher Scientific Holding Company LLC	Delaware	100
Fisher Scientific Holdings (M) Sdn Bhd	Malaysia	100
Bumi-Sans Sendirian Berhad	Malaysia	100
Fisher Scientific (M) Sdn Bhd	Malaysia	100
General Scientific Company Sdn Bhd (M)	Malaysia	100
Fisher Scientific Holdings (S) Pte Ltd	Singapore	100
Fisher Scientific Pte. Ltd. [16.57% by Fisher Scientific International LLC]	Singapore	83.43
Fisher Scientific (SEA) Pte. Ltd.	Singapore	100
Fisher Scientific Australia Pty Limited	Australia	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
FSIR Holdings (UK) Limited	England	100
FSWH Company LLC	Delaware	100
FSI Receivables Company LLC	Delaware	100
Fisher Bermuda Holdings Limited	Bermuda	100
Thermo Fisher Scientific FSIR Financing (Barbados) SRL	Barbados	100
Thermo Fisher Scientific FSIR Financing S.a.r.l.	Luxembourg	100
Fisher Scientific Worldwide Holdings I C.V. [12% by Fisher Scientific Worldwide Inc.]	Netherlands	88
Finesse Solutions, Inc.	Delaware	100
Finesse Scientific Equipment (Shanghai) Co., Ltd.	China	100
Finesse Solutions AG	Switzerland	100
Thermo Fisher Scientific Norway US Investments LLC	Delaware	100
Thermo Fisher Scientific Norway Holdings AS	Norway	100
FSWH International Holdings LLC	Delaware	100
Thermo Fisher Scientific Life Investments US Financing I LLC [1% by FSIR Holdings (US) Inc.]	Delaware	99
Thermo Fisher Scientific Life Investments III S.a.r.l. [1% by FSWH International Holdings LLC]	Luxembourg	99
Thermo Fisher Scientific Life Investments Malta I Limited [.000002% by Thermo Fisher Scientific Life Investments Malta Holding II LLC]	Malta	99.999998
Thermo Fisher Scientific Life Investments Malta Holding II LLC	Delaware	100
Phadia International Holdings C.V. [10% by FSIR Holdings (US) Inc.]	Netherlands	90
Thermo Fisher Scientific B.V.B.A.	Belgium	100
Thermo Fisher Scientific Worldwide Investments (Cayman)	Cayman Islands	100
Thermo Fisher Scientific Investments (Sweden) S.a.r.l. [16.086% by CHK Holdings Inc.]	Luxembourg	83.914
Power Sweden Holdings III Aktiebolag	Sweden	100
Thermo Fisher Scientific Investments Malta (Sweden Financing) Limited [.00000002% by Thermo Fisher Scientific Investments (Sweden) LLC and 26.76040344% by Thermo Fisher Scientific Life Investments I S.a.r.l]	Malta	73.23959654
Thermo Fisher Scientific Investments (Sweden) LLC	Delaware	100
Thermo Fisher Scientific Denmark Senior Holdings ApS	Denmark	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
FSII Sweden Holdings I AB	Sweden	100
Power Sweden Holdings I AB	Sweden	100
FSII Sweden Holdings AB	Sweden	100
Life Technologies Japan Ltd.	Japan	100
Life Technologies, Inc.	Canada	100
Life Technologies GmbH	Germany	100
Genomed molekularbiologische und diagnostische Produkte GmbH	Germany	100
Thermo Fisher Scientific GENEART GmbH	Germany	100
LTC Tech South Africa PTY Ltd.	South Africa	100
Power Sweden Holdings II AB	Sweden	100
Perbio Science AB	Sweden	100
Thermo Fisher Scientific Life Investments II S.à r.l.	Luxembourg	100
Thermo Fisher Scientific Life Investments US Financing II LLC [1% by Perbio Science Sweden Holdings AB]	Delaware	99
Thermo Fisher Scientific Luxembourg Sweden Holdings I S.à r.l	Luxembourg	100
Thermo Fisher Scientific Life Investments IV S.a.r.l	Luxembourg	100
Thermo Fisher Scientific Life Investments Malta II Limited [.0000066% by Thermo Fisher Scientific Life Investments Malta Holding I LLC]	Malta	99.9999934
Thermo Fisher Scientific Life Investments Malta Holding I LLC	Delaware	100
Thermo Fisher Scientific Investments (Luxembourg) S.a.r.l. [1% by FSII Sweden Holdings AB]	Luxembourg	99
Thermo Fisher Scientific Malta Holdings LLC	Delaware	100
Thermo Fisher Scientific Investments (Malta) Limited [.00000066% by Thermo Fisher Scientific Malta Holdings LLC]	Malta	99.99999934
Life Technologies BPD AB	Sweden	100
Perbio Science Sweden Holdings AB	Sweden	100
Phadia Luxembourg Holdings S.a.r.l.	Luxembourg	100
Phadia Malta Holdings Limited [.00000063% by Perbio Science Sweden Holdings AB]	Malta	99.99999937
Fisher Scientific GTF AB	Sweden	100
Fisher Scientific Biotech Line ApS	Denmark	100
CB Diagnostics Holding AB	Sweden	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
CB Diagnostics AB	Sweden	100
Sweden DIA (Sweden) AB	Sweden	100
Phadia Sweden AB	Sweden	100
Phadia Holding AB	Sweden	100
Phadia Diagnosticos Ltda [1% by Phadia AB]	Brazil	99
Oxoid Brasil LTDA	Brazil	100
Beijing Phadia Diagnostics Co Ltd	China	100
Allergon AB	Sweden	100
Nanjing WeiKangLe Trading Industrial Co Ltd	China	100
Laboratory Specialties Proprietary Ltd.	South Africa	100
Phadia AB	Sweden	100
Phadia Real Property AB	Sweden	100
Phadia US Inc.	Delaware	100
Life Technologies BPD UK Limited	England	100
Perbio Science UK Limited	England	100
Perbio Science Invest AB	Sweden	100
Perbio Science Nederland B.V.	Netherlands	100
Perbio Science Projekt AB	Sweden	100
Perbio Science Switzerland SA [.3% held privately]	Switzerland	99.7
Thermo Fisher Scientific Life Investments I S.à r.l.	Luxembourg	100
Fisher Scientific Holding HK Limited [.01% by Fisher Scientific Holding Company LLC]	Hong Kong	99.99
Fisher Scientific (Hong Kong) Limited [.022% Fisher Scientific Holding Company LLC]	Hong Kong	99.978
FSWH II C.V. [.0328% by Fisher WWD Holding L.L.C. and 1.4695% by Fisher Clinical Services Inc.]	Netherlands	98.4977
Thermo Fisher Senior Canada Holdings LLC	Delaware	100
Thermo Fisher Insurance Holdings Inc.	Delaware	100
Perbio Science BVBA	Belgium	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Fisher Insurance Holdings LLC [45.62% by Thermo Fisher Re Ltd.]	Delaware	54.38
Thermo Scientific Microbiology Sdn Bhd	Malaysia	100
Thermo Scientific Microbiology Pte Ltd.	Singapore	100
Fisher Canada Holding ULC 1	Canada	100
Fisher Canada Holding ULC 2	Canada	100
Fisher CLP Holding Limited Partnership [1.6% by Fisher Canada Holding ULC 2]	Canada	98.4
Thermo Fisher Scientific Beteiligungsverwaltungs GmbH	Germany	100
Phadia ApS	Denmark	100
Phadia s.r.o. [1% by Phadia AB]	Czech Republic	99
Phadia Taiwan Inc.	Taiwan	100
Phadia AG	Switzerland	100
Thermo Fisher Diagnostics Limited	England	100
Thermo Fisher Diagnostics K.K.	Japan	100
Phadia Austria GmbH	Austria	100
Phadia N.V. [.0016% by Thermo Fisher Diagnostics Limited]	Belgium	99.9984
Thermo Fisher Diagnostics, Sociedade Unipessoal Lda	Portugal	100
Thermo Fisher Diagnostics, S.L.U.	Spain	100
Phadia Oy	Finland	100
Fiberlite Centrifuge LLC	Delaware	100
Fisher Canada Limited Partnership [1.14% by Fisher Canada Holding ULC 2]	Canada	98.86
Fisher Scientific Company	Canada	100
Thermo Fisher Scientific FSUKHCO Financing (Barbados) SRL	Barbados	100
Diagnostix Ltd.	Canada	100
Fisher Scientific Oxoid Holdings Ltd.	England	100
Oxoid Company	Canada	100
Fisher Scientific Luxembourg S.a.r.l.	Luxembourg	100
Perbio Science International Netherlands B.V.	Netherlands	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Perbio Science (Canada) Company	Canada	100
Fisher Scientific UK Holding Company Limited	England	100
Fisher Scientific Oy	Finland	100
Fisher Scientific Norway AS	Norway	100
Fisher Scientific A/S	Norway	100
Doublecape Holding Limited	England	100
I.Q. (BIO) Limited	England	100
Oxoid (ELY) Limited	England	100
Doublecape Limited	England	100
Fisher Scientific Ireland Limited	Ireland	100
Doe & Ingalls Limited	Ireland	100
Fisher Scientific Holding U.K., Limited	England	100
Fisher Scientific U.K., Limited	England	100
Orme Scientific Limited	England	100
FSUK Holdings Limited	England	100
Sterilin Limited	England	100
Fisher Scientific UK Holding Company 2	England	100
Fisher Clinical Services U.K. Limited	England	100
Fisher Clinical Services Pte Ltd.	Singapore	100
Fisher Clinical Services (Beijing) Co., Ltd.	China	100
Fisher Scientific Europe Holdings B.V.	Netherlands	100
Fisher Scientific The Hague III B.V.	Netherlands	100
Fisher Scientific The Hague IV B.V. [4.545% by Fisher Scientific The Hague I B.V.]	Netherlands	95.455
Acros Organics B.V.B.A. [.0001% by Fisher Scientific The Hague II B.V. and .0206% by Fisher Chimica BVBA]	Belgium	99.9794
Fisher Scientific AG [17.55% by Fisher Scientific S.A.S.]	Switzerland	82.45
Ecochem N.V. [.33% by Fisher Chimica BVBA]	Belgium	99.67
Fisher Chimica BVBA [.01% by Fisher Scientific The Hague II B.V.]	Belgium	99.99

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Fisher Scientific The Hague V B.V.	Netherlands	100
Fisher Scientific Ireland Holding Unlimited [1% by Fisher Scientific Europe Holdings B.V.]	Ireland	99
Fisher Clinical Services GmbH	Switzerland	100
Fisher BioPharma Services (India) Private Limited [.315% by Fisher Clinical Services U.K. Limited]	India	99.685
Fisher Scientific Ireland Investments Unlimited [.10% by Fisher Scientific Europe Holdings B.V.]	Ireland	99.90
Fisher Scientific of the Netherlands B.V.	Netherlands	100
Fisher Emergo B.V.	Netherlands	100
Fisher Scientific The Hague II B.V.	Netherlands	100
Fisher Scientific The Hague I B.V.	Netherlands	100
Fisher Scientific Jersey Island Limited	Jersey	100
Fisher Maybridge Holdings Limited	England	100
Maybridge Chemical Holdings Limited	England	100
Maybridge Limited	England	100
Maybridge Chemical Company Limited	England	100
Fisher Bioblock Holding II SNC [.99% by Fisher Scientific The Hague II BV]	France	99.01
Thermo Electron Holdings SAS [22.12% by Fisher Canada Limited Partnership]	France	77.88
Inel SAS	France	100
Inel Inc.	Delaware	100
Thermo Electron SAS	France	100
Thermo Electron LED S.A.S.	France	100
Jouan Limited	England	100
Thermo Electron Industries	France	100
S.C.I. du 10 rue Dugay Trouin [2% by Thermo Electron Industries]	France	98
Thermo Fisher Scientific Milano Srl [.05% by Thermo Electron Industries]	Italy	99.95
Jouan Robotics SAS	France	100
Perbio Science France SAS	France	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Fisher Scientific S.A.S.	France	100
Avantec Sarl	France	100
Fisher Scientific SPRL [.1% by Fisher Bioblock Holding II SNC]	Belgium	99.9
NOVODIRECT GmbH Labor- und Industrie- Meßgeräte	Germany	100
SCI Inno 92 [.0004% held privately]	France	99.9996
Fisher Scientific, SL	Spain	100
Fisher Scientific, Unipessoal, Lda.	Portugal	100
Afora, S.A.U.	Spain	100
Bonsai Tecnologies - Sistemas para Biotecnología e Industria, Unipessoal Lda	Portugal	100
Oxoid Holding SAS	France	100
Thermo Fisher Diagnostics SAS	France	100
Oxoid Senior Holdings Limited	England	100
Oxoid UKH LLC	Delaware	100
Oxoid 2000 Limited	England	100
Oxoid Holdings Limited	England	100
Oxoid International Limited	England	100
Oxoid Australia Pty. Limited	Australia	100
OXOID CZ s.r.o. [1% by Oxoid Limited]	Czech Republic	99
Thermo Fisher Diagnostics AS	Denmark	100
Oxoid AS	Norway	100
Phadia AS	Norway	100
Oxoid AB	Sweden	100
Oxoid AG	Switzerland	100
Oxoid B.V.	Netherlands	100
Phadia B.V.	Netherlands	100
Oxoid Inc.	Delaware	100
Oxoid New Zealand Limited	New Zealand	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Oxoid N.V. [.01% by Oxoid Limited]	Belgium	99.99
Thermo Fisher Diagnostics S.p.A.	Italy	100
Oxoid Limited	England	100
Thermo Fisher (Heysham) Limited	England	100
Avocado Research Chemicals Limited	England	100
Thermo Fisher (Kandel) GmbH	Germany	100
G & M Procter Limited	Scotland	100
Oxoid Limited	Ireland	100
Oxoid Pension Trustees Limited	England	100
Fisher Scientific Japan, Ltd.	Japan	100
Fisher Scientific Korea Ltd	Korea	100
Fisher WWD Holding L.L.C.	Delaware	100
Kyle Jordan Investments LLC	Delaware	100
Pacific Rim Far East Industries LLC	Delaware	100
Pacific Rim Investment, LLC	Delaware	100
Marketbase International Limited	Hong Kong	100
Thermo-Fisher Biochemical Product (Beijing) Co., Ltd.	China	100
Thermo Fisher Scientific HR Services Mexico, S. de R.L. de C.V. [1% by Fisher Clinical Services (Mexico) LLC]	Mexico	99
Thermo Fisher Scientific China (C-I) LLC	Delaware	100
Shanghai Thermo Fisher (C-I) Trading Co. Ltd	China	100
Thermo Fisher Scientific China (S) LLC	Delaware	100
Shanghai Thermo Fisher (S) Trading Co. Ltd	China	100
Molecular Transfer, Inc.	Delaware	100
Thermo Fisher Scientific Cyprus I Ltd	Cayman Islands	100
Thermo Fisher Scientific Cyprus II Ltd	Cayman Islands	100
Thermo Fisher India Divestco Private Limited [.01% by Thermo Fisher Scientific India Holding LLC]	India	99.99
Thermo Fisher Scientific India Holding LLC	Delaware	100
Thermo Fisher Scientific Cyprus III Ltd	Cayman Islands	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Fisher Cyprus Holdings LLC	Delaware	100
Thermo Fisher Detection Mexico LLC	Delaware	100
Thermo Fisher Scientific Cyprus I C.V. [1% by Thermo Fisher Cyprus Holdings LLC]	Netherlands	99
Thermo Fisher Scientific Cyprus II C.V. [1% by Thermo Fisher Cyprus Holdings LLC]	Netherlands	99
Thermo Fisher Scientific Cyprus III C.V. [1% by Thermo Fisher Cyprus Holdings LLC]	Netherlands	99
Thermo Fisher Scientific Cyprus IV C.V. [1% by Thermo Fisher Cyprus Holdings LLC]	Netherlands	99
Thermo Fisher Scientific Cyprus V C.V. [1% by Thermo Fisher Cyprus Holdings LLC]	Netherlands	99
Thermo Fisher Costa Rica Sociedad de Responsabilidad Limitada [1% by Fisher Scientific Company L.L.C.]	Costa Rica	99